Settlement Agreement


         SETTLEMENT AGREEMENT, dated as of July 1, 1999 (the "Settlement Agreement'), by and among ALLEN E. PAULSON ("Paulson"), an individual residing in the State of California, R&E GAMING CORP. ("Gaming"), a Delaware Corporation, RIVIERA ACQUISITION SUB, INC. ("RAS"), a Nevada Corporation, ELSINORE ACQUISITION SUB, INC. ("EAS"), a Nevada Corporation, and CARLO CORPORATION, a Delaware Corporation ("Carlo," and collectively with Paulson, Gaming, EAS and RAS, the "Paulson Plaintiffs"), and RIVIERA HOLDINGS CORPORATION ("RHC"), a Nevada Corporation.

         WHEREAS, Gaming, RAS and RHC entered into an Agreement and Plan of Merger dated as of September 15, 1997 (the "Riviera Merger Agreement").

         WHEREAS, Gaming, RHC and State Street Bank and Trust Company of California, N.A., as escrow agent (the "Escrow Agent") entered into an Escrow Agreement dated as of September 15, 1997 (the "Escrow Agreement").

         WHEREAS, pursuant to the Escrow Agreement, Gaming deposited certain letters of credit ("Letters of Credit") with and made certain payments to the Escrow Agent. (The Letters of Credit, the payments and accrued interest on the payments are collectively referred to as the "Escrow Consideration.")

         WHEREAS, it is the position of the Paulson Plaintiffs that the Escrow Agent should transfer the Escrow Consideration to Gaming, and it is RHC's position that the Escrow Consideration should be paid over to holders of certain securities issued by RHC (the "RHC Contingent Value Rights Holders").

         WHEREAS, on or about April 8, 1998, the Paulson Plaintiffs commenced an action (the "Federal Court Action") in the United States District Court for the Central District of California, Western Division (Case No. 98-2644) against Jefferies & Company, Inc., M. Brent Stevens, Steven Croxton, Elsinore
Corporation, Morgens, Waterfall, Vintiadis & Company, Inc., Keyport Life Insurance Company and SunAmerica Life Insurance Company (collectively, the "Non-Settling Defendants") and RHC.

         WHEREAS, the Paulson Plaintiffs subsequently filed First, Second and Third Amended Complaints.

         WHEREAS, in their initial Complaint, and in each of their Amended Complaints, the Paulson Plaintiffs asserted claims against the Non-Settling Defendants and RHC for federal securities law violations, fraud, constructive fraud, negligent misrepresentation, breaches of contract, rescission, declaratory relief with respect to the Escrow Consideration, and violations of the Nevada RICO statutes (Nev. Rev. Stat. Sections 207.350 et seq., 207.400(c)(1) and (2), 205.380, 90.570.1, 90.570.2, 207.400(h) and 207.470).

         WHEREAS, in its Answer to the First Amended Complaint filed by the Paulson Plaintiffs, RHC denied all of the claims asserted by the Paulson Plaintiffs against it and asserted counterclaims against Paulson and Gaming (the "RHC Counterclaims").

         WHEREAS, RHC did not answer the initial Complaint or the Second Amended Complaint and has not yet answered the Third Amended Complaint.

         WHEREAS, Paulson owns 463,655 shares of RHC's common stock (the "Paulson Shares").

         WHEREAS, Paulson desires to sell and RHC desires to acquire or arrange for the purchase of the Paulson Shares.

         WHEREAS, the parties hereto also desire to settle the claims asserted by the Paulson Plaintiffs against RHC and the RHC Counterclaims.

         NOW, THEREFORE, the parties hereto agree as follows:

         Purchase and Sale of the Paulson Shares
         ---------------------------------------

         1. On the "Effective Date," as defined in Section 15 hereof, RHC will purchase from Paulson and Paulson will sell to RHC (or its assignees) the Paulson Shares at a price of $7.50 per share for a total purchase price of $3,477,412.50. The Paulson Plaintiffs hereby represent, warrant and agree that the Paulson Shares will be transferred to RHC (or its assignees) free and clear of all liens, charges and encumbrances or rights of any third parties.

         Disposition of Escrow Consideration
         -----------------------------------

         2. On the Effective Date, RHC and Gaming and, if necessary, any other Paulson Plaintiff, shall execute a letter of instruction substantially in the form annexed hereto as Exhibit A: (i) instructing the Escrow Agent to present the Letters of Credit for payment; and (ii) directing the Escrow Agent to distribute $1,522,587.50 of the Escrow Consideration to Gaming and to distribute the remainder of the Escrow Consideration to a disbursing agent designated by RHC, for the benefit of the Contingent Value Rights Holders.

         Releases
         --------

         3. Effective on the Release Date, as defined in Section 16 hereof, the Paulson Plaintiffs, on behalf of themselves and their officers, directors, agents, employees, attorneys, representatives, affiliates, subsidiaries, heirs, executors, administrators, successors and assigns (collectively, the "Paulson Releasors"), for good and sufficient consideration, receipt of which is hereby acknowledged, release and forever discharge each and every claim, right and cause of action, whether in law or in equity, whether known or unknown, that the Paulson Releasors or any of them had, now have or may hereafter have against RHC or any of its present or former officers, directors, agents, employees, attorneys, representatives, affiliates, subsidiaries, successors and assigns excluding, however, any of the Non-Settling Defendants (the "RHC Related Parties") which: (i) has been or might have been asserted in the Federal Court Action or in any other court or forum in connection with, or arising out of, or in any way related to, any acts, facts, events, transactions, occurrences, representations or omissions set forth or alleged by any of the Paulson Plaintiffs in the Federal Court Action; or (ii) arises out of, or is in any that way related to, the settlement of this action (the "Paulson Released Claims"), provided, however, that this Release is not intended to release any party from its obligations under this Settlement Agreement. The Paulson Plaintiffs do hereby expressly waive and relinquish, to the fullest extent permitted by law, the provisions, rights and benefits of
Section 1542 of the California Civil Code, which provides that:

         A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release which, if known by him must have materially affected his settlement with the debtor;

and any and all provisions, rights and benefits of any similar statute or law of California, Nevada, the United States, or any other jurisdiction.

         4. Effective on the Release Date, RHC, on behalf of itself and its officers, directors, agents, employees, attorneys, representatives, affiliates, subsidiaries, successors and assigns (collectively, the "RHC Releasors"), for good and sufficient consideration, receipt of which is hereby acknowledged, releases and forever discharges each and every claim, right, cause of action, whether in law or in equity, whether known or unknown, that the RHC Releasors, or any of them had, now have or may hereafter have against the Paulson Plaintiffs, or any of their present or former officers, directors, agents, employees, attorneys, representatives, affiliates, subsidiaries, heirs, executors, administrators, successors and assigns (the "Paulson Related Parties") which: (i) has been or might have been asserted in the Federal Court Action or in any court or forum in connection with, arising out of, or in any way related to, any acts, facts, events, transactions, occurrences, representations or omissions set forth or alleged by RHC in the RHC
Counterclaims; or (ii) arises out of, or is in any way related to, the settlement of this action (the "RHC Released Counterclaims") provided, however, that this Release is not intended to release any party from its obligations under this Settlement Agreement. RHC hereby expressly waives and relinquishes, to the fullest extent permitted by law, the provisions, rights and benefits of
Section 1542 of the California Civil Code, which provides that:

         A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release which, if known by him must have materially affected his settlement with the debtor;

and any and all provisions, rights and benefits of any similar statute or law of California, Nevada, the United States or any other jurisdiction.

         Amendment of Complaint
         ----------------------

         5. The Paulson Plaintiffs will use their best efforts and shall direct their attorneys to use their best efforts to amend the Third Amended Complaint so that all claims against a Non-Settling Defendant based on an allegation of wrongdoing by RHC or any of its officers and directors are eliminated from its pleading. Included in the allegations that the Paulson Plaintiffs will delete from the Third Amended Complaint and not include in any subsequent Amended Complaint are the allegations set forth in Paragraph 95, Paragraphs 319-401 and Paragraphs 428-435. In addition, the Paulson Plaintiffs will amend their Forty-First, Forty-Second, Forty-Third and Forty-Fourth Claims for Relief so as to delete all references to conduct on the part of RHC. Also, the Paulson Plaintiffs will amend Paragraph 21 so that the allegation that Morgens Waterfall acted as an agent for RHC is not based on any allegation that RHC, directly or indirectly, by word, action or omission, appointed Morgens Waterfall as its agent.

         Dismissal of Action; Contribution and Indemnity Bar
         ---------------------------------------------------

         6. The Paulson Plaintiffs and RHC shall execute a Stipulation of Dismissal with Prejudice in the form annexed hereto as Exhibit B, and they shall direct their respective attorneys to cooperate with one another to have the Federal Court Action dismissed with prejudice as against each other and to have the Court enter a Settlement Bar Order and Final Judgment pursuant to 15 USC section 78u-4 (and, if appropriate, California Code of Civil Procedure sections 877 and 877.6) and Fed. R. Civ. P. 54(b), in the form annexed hereto as Exhibit C (the "Settlement Bar Order").

         7. (a) The Paulson Plaintiffs shall reduce the amount of any final judgment entered against any of the Non-Settling Defendants to which they may be entitled in connection with the Paulson Released Claims by the amount, if any, of such final judgment which constitutes the RHC Apportioned Liability and which the Non-Settling Defendants might be entitled to recover from RHC by way of contribution, indemnification or otherwise; it being understood that the purpose of this provision is to eliminate the possibility of any liability of RHC for contribution, indemnification, or for any other claim in connection with any judgment rendered in favor of the Paulson Plaintiffs against any of the Non-Settling Defendants on the Paulson Released Claims. As used herein, "RHC Apportioned Liability" means an apportionment among RHC and the Non-Settling Defendants of that fraction, portion and percentage, if any, of the Paulson Plaintiffs' total causes of action and claims for damages for which each of RHC and the Non-Settling Defendants are liable (the "RHC Apportioned Liability"), in any final judgment entered against any of the Non-Settling Defendants.

            (b) The Paulson Plaintiffs will not oppose on procedural grounds a Non-Settling Defendant's motion to have a Court, or other finder of fact, to determine the RHC Apportioned Liability; provided, however, that nothing contained herein shall be deemed to limit the Paulson Plaintiffs' right or ability to argue that apportionment of liability to RHC is inappropriate or to dispute the portion or percentage of liability that any Non-Settling Defendant seeks to attribute to RHC.

            (c) It is expressly understood that the Releases set forth herein shall release and discharge RHC from the RHC Apportioned Liability.

            (d) The Paulson Plaintiffs shall be barred and enjoined from instituting or prosecuting in this or in any other jurisdiction any action based upon the Paulson Released Claims against RHC.

         Indemnification of Paulson Plaintiffs
         -------------------------------------

         8.  RHC  shall  indemnify  and  hold  the  Paulson  Plaintiffs  and its employees, officers, directors and agents (collectively, the "Paulson Indemnified Parties") harmless from and against, and agree promptly to defend any Paulson Indemnified Party from any claim based on or resulting from this Settlement Agreement that may be asserted by or on behalf of any RHC Contingent Value Rights Holder.

         9. If any Paulson Indemnified Party has a claim or receives notice of any claim or the commencement of any action or proceeding which could give rise to an obligation on the part of RHC to provide indemnification (an "Indemnification Claim") to the Paulson Indemnified Party, the Paulson Indemnified Party shall promptly give RHC written notice thereof.

         10. With the consent of a Paulson Indemnified Party, which consent may not be unreasonably withheld, RHC may appoint counsel to represent the Paulson Indemnified Parties on any action or matter including an Indemnification Claim.

         Miscellaneous
         -------------

         11. This Agreement contains the entire agreement between the parties relating to the transactions completed hereby and all prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Agreement.

         12. No modification, waiver or discharge of this Agreement will be valid unless it is in writing and signed by the party against which the enforcement of the modifications, waiver or discharge is or may be sought.

         13. This Agreement may be executed in counterpart originals, each of which shall be deemed to be an original, with the same effect as if the signatures thereto were on the same instrument. This Agreement contains the entire understandings of the Parties hereto in connection with the subject matter hereof. This Agreement may not be amended, altered or modified, except by a written amendment executed by the Parties or their successors or assigns.

         14. Each party shall bear its own costs and be responsible for its own attorneys' fees.

         15. The "Effective Date," as used herein, shall mean the date on which the Court enters the Settlement Bar Order referenced in paragraph 6, above, in the Federal Court Action.

         16. The "Release Date," as used herein, shall mean the occurrence of the later of: (i) the date Paulson delivers the Paulson Shares to RHC; and (ii) the date the Escrow Agent delivers the Escrow Consideration pursuant to Section 2 hereof.

         17. The parties will execute all documents needed to effectuate the terms of this Agreement, and they shall direct their respective attorneys to cooperate to obtain orders from the Court as set forth in Paragraphs 6 and 7 hereof.

         18. This Agreement shall be governed by the laws of the State of California, without giving effect to its choice of law provisions.

         19. All notices requests, claims, demand and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by overnight courier with receipt requested, by facsimile transmission (with receipt confirmed by telephone) or two business days after being sent by registered or certified mail (postage, prepaid, return receipt requested), to the other party as follows:

             if to the Paulson Plaintiffs:

                   P.O. Box 9660
                   Rancho Santa Fe, CA  92067
                   Fax:  (619) 756-3194

             with a copy to:

                    Musick, Peeler & Garrett LLP
                    One Wilshire Boulevard
                    Los Angeles, CA  90017-3383
                    Fax:  (213) 624-1376
                    Attention: Joseph J. McCann, Jr.

             if to Riviera Holdings Corporation:

                    2901 Las Vegas Boulevard South
                    Las Vegas, NV  89109
                    Fax:  (702) 794-9277
                    Attention:  Mr. William L. Westerman

             with a copy to:

                     Dechert Price & Rhoads
                     30 Rockefeller Plaza
                     New York, NY  10112
                     Fax:  (212) 698-3599
                     Attention:  Frederic Klink, Esq.

or to such other address as the party to whom notice is given may have previously furnished to the other party in writing in the manner set forth above.




ALLEN E. PAULSON                            R&E GAMING CORP.


_____________________________               By:____________________________
                                            Name
                                            Title



RIVIERA ACQUISITION SUB, INC.               ELSINORE ACQUISITION SUB, INC.


By:___________________________              By:_____________________________
Name                                        Name
Title                                       Title



CARLO CORPORATION


By:___________________________
Name
Title

RIVIERA HOLDINGS CORPORATION

By:_______________________________
         William L. Westerman
                  Chair

                                    EXHIBIT A

Date:  ______________

State Street Bank and Trust Company of
California, N.A.
725 South Figueroa Street, Ste. 3100
Los Angeles, CA  90017

Attention:  Corporate Trust Department (R&E Gaming Corp. 1997 Escrow)

Gentlemen:

         Reference is made to the Escrow Agreement, dated as of September 15, 1997 (the "Escrow Agreement"), by and among R&E Gaming Corp. ("Gaming'), Riviera Holdings Corporation (the "Company") and you, as esrow agent (the "Escrow Agreement").

         All capitalized terms, which are not defined herein, shall have the same meaning as in the Escrow Agreement.

         You are hereby directed to cash the Letters of Credit and wire transfer $1,522,587.50 to Gaming at ____________ [wire transfer number] and wire transfer the remaining Escrow Consideration to ______________ for the benefit of the Company's Contingent Value Right Holders.

         Upon completion of the foregoing transactions, the Escrow Agreement will be terminated, except that the provisions of Section 7 thereof will survive for one year following such termination. The Company and Gaming will each pay one-half of your fees through such termination.

                                  R&E GAMING CORP.


                                  By:
                                      --------------------------


                                   RIVIERA HOLDINGS CORPORATION


                                   By:
                                      --------------------------

                                    EXHIBIT B

                          UNITED STATES DISTRICT COURT

                         CENTRAL DISTRICT OF CALIFORNIA

                                WESTERN DIVISION



ALLEN E. PAULSON, et al.,                  )    Case No. 98-2644 ABC (AIJx)
                                           )
                  Plaintiffs,              )
                                           )
         vs.                               )
                                           )
JEFFERIES & COMPANY, INC., et al.,         )
                                           )
                  Defendants.              )    STIPULATION OF DISMISSAL
                                           )    WITH PREJUDICE
-------------------------------------------)
                                           )
RIVIERA HOLDINGS CORPORATION,              )
a Nevada Corporation,                      )
                                           )
                  Counterclaimant,         )
                                           )
         vs.                               )
                                           )
ALLEN E. PAULSON, an individual; and       )
R&E GAMING CORP., a Delaware Corporation,  )
                                           )
                  Counterdefendant.        )
                                           )
-------------------------------------------



         It is hereby  stipulated  and agreed,  by and  between the  undersigned counsel to plaintiffs Allen E. Paulson,  R&E Gaming Corp.,  Riviera  Acquisition

Sub, Inc., Elsinore  Acquisition Sub, Inc. and Carlo Corporation  (collectively,

the "Paulson  Plaintiffs"),  and defendant Riviera Holdings Corporation ("RHC"),

that the "Paulson  Released  Claims" and the "RHC  Released  Counterclaims,"  as

those terms are
defined and used in the Settlement  Agreement between the Paulson Plaintiffs and

RHC,  dated  July  ___,  1999,  be and  are  dismissed  with  prejudice.



Dated: _________, 1999             IRELL & MANELLA LLP
                                   Richard B. Kendall
                                   Bruce A. Wessel



                                   By:
                                      -----------------------------------------
                                     Bruce A. Wessel
                                     Attorneys for Defendant and Counterclaimant
                                     Riviera Holdings Corporation

                                   DECHERT PRICE & RHOADS
                                   Thomas F. Munno
                                   30 Rockefeller Plaza
                                   New York, New York 10112
                                   Telephone:  (212) 698-3500


Dated:  ____________, 1999         MUSICK PEELER & GARRETT LLP
                                   Joseph J. McCann, Jr.



                                   By:
                                      --------------------------------
                                       Joseph J. McCann, Jr.
                                       Attorneys for Plaintiffs Allen
                                       E. Paulson, R&E Gaming Corp.,
                                       Riviera Acquisition Sub, Inc.,
                                       Elsinore Acquisition Sub, Inc.
                                       and Carlo Corporation

                                   EXHIBIT C


                          UNITED STATES DISTRICT COURT

                         CENTRAL DISTRICT OF CALIFORNIA

                                WESTERN DIVISION


ALLEN E. PAULSON, et al.,                   )  Case No. 98-2644 ABC (AIJx)
                                            )
                  Plaintiffs,               )
                                            )
         vs.                                )
                                            )
JEFFERIES & COMPANY, INC., et al.,          )
                                            )
                  Defendants.               )  [PROPOSED] SETTLEMENT BAR
--------------------------------------------)  ORDER AND FINAL JUDGMENT
                                            )
                                            )
RIVIERA HOLDINGS CORPORATION,               )
a Nevada Corporation,                       )
                                            )
                  Counterclaimant,          )
                                            )
         vs.                                )
                                            )
ALLEN E. PAULSON, an individual; and        )
R&E GAMING CORP., a Delaware Corporation,   )
                                            )
                  Counterdefendant.         )
                                            )
--------------------------------------------

         This matter  having  come  before  this Court on the joint  motion (the

"Motion") of plaintiffs Allen E. Paulson,  R&E Gaming Corp., Riviera Acquisition

Sub, Inc., Elsinore  Acquisition Sub, Inc. and Carlo Corporation  (collectively,

the "Paulson  Plaintiffs")  and defendant  Riviera  Holdings  Corporation  ("the

Settling Defendant"),  (collectively,  the "Settling Parties"), each of which is party to a Settlement  Agreement  dated as of [date],  1999, all filed herein on

[date], 1999 (collectively referred to herein as the "Settlement"), for entry of settlement and entry of a bar order and final judgment  ("Settlement Bar Order")

dismissing and  prohibiting  certain  claims against the Settling  Defendant and dismissing and  prohibiting  certain  counterclaims  against the  plaintiffs;  a hearing thereon having been held before this Court on [date],  1999; each of the

Non-Settling  Defendants who have been served with process in this action having been given an opportunity  to be heard at the hearing,  after due notice thereof to all such  persons;  this  Court  having  considered  the  Motion,  all  other submissions,  motions and arguments by counsel made in connection therewith, and the pleadings,  files,  records and proceedings and hearings in this action; and

this Court  otherwise  being fully advised and  informed;  this Court enters the following Order:

         THE COURT,  GOOD CAUSE  APPEARING,  HEREBY  ORDERS,  FINDS,  CONCLUDES,

ADJUDGES AND DECREES THAT:

         1. The  settlement  between  the  Paulson  Plaintiffs and the  Settling

Defendant,  as  contained  and  reflected  in the  Settlement,  be and hereby is entered.  The  terms  used in this  Settlement  Bar  Order  shall  have the same meanings as defined in the Settlement  except as otherwise  specified herein.

         2.  This  Court  has  jurisdiction  over  the  subject  matter  of this litigation  and all claims  raised in this  action,  and,  for  purposes of this

Settlement  Bar  Order, over all of the  Settling  Parties and the  Non-Settling

Defendants.

         3. Pursuant to the Private Securities Litigation Reform Act of 1995, 15

U.S.C. section 78u-4(f)(7)(A), the Paulson Released Claims and the RHC  Released

Counterclaims   are  hereby  dismissed  with  prejudice  and  are  extinguished,

discharged and otherwise satisfied.

         4. Pursuant to the Private Securities Litigation Reform Act of 1995, 15

U.S.C. section 78u-4(f)(7)(A)(i),  all claims, actions,  allegations,  causes of

action,  demands  or  rights  or  claims  over, for, or  seeking   contribution,

indemnification,  equitable   apportionment,  reimbursement or other   recovery,

however  denominated,  by   any  person,  including  but  not  limited   to  the

Non-Settling Defendants, against the  Settling  Defendant and/or the RHC Related

Parties, which are based upon or which seek  recovery of  liability (in whole or in part)  for,  or which  result or arise in any way from,  either  directly  or indirectly,  any  of the  Paulson  Released  Claims,  are  hereby  extinguished,

discharged and otherwise satisfied.

         5. Pursuant to the Private Securities Litigation Reform Act of 1995, 15

U.S.C. section 78u-4(f)(7)(A)(ii),  all claims, actions, allegations,  causes of action,  demands  or  rights or  claims  over,  for,  or  seeking  contribution,

indemnification,  equitable  apportionment,  reimbursement  or  other  recovery,

however  denominated,  by the Settling Defendant and/or the RHC Related Parties,

against  any person  (excepting  only those  persons  whose  liability  has been extinguished by the settlement of the Settling  Defendant)  which are based upon or which seek  recovery of liability  (in whole or in part) for, or which result or arise in any way from,  either  directly  or  indirectly,  any of the Paulson

Released Claims, are hereby extinguished, discharged and otherwise satisfied.

         6. All persons,  including  but not limited to the Paulson  Plaintiffs,

the Settling  Defendant and the Non-Settling  Defendants,  and each of them, are fully and forever barred and enjoined from  instituting or  prosecuting,  either directly or  indirectly,  any and all claims and matters set forth in Paragraphs

3, 4 and 5 above.

         7.  Subject  only to the  conditions  set forth in the  following  sub-

paragraph 7(a), the  Paulson  Plaintiffs  shall  reduce the  amount of any final judgment entered against any of the Non-Settling Defendants to which they may be entitled in connection with the Paulson  Released Claims by the amount,  if any,

of such final judgment which constitutes the RHC Apportioned Liability and which the  Non-Settling  Defendants  might be  entitled to recover  from the  Settling

Defendant  by way of  contribution,  indemnification,  equitable  apportionment,

reimbursement  or other  recovery,  however  denominated.

            (a) The Court retains  jurisdiction  to hear and consider a possible future motion by the Paulson  Plaintiffs for a determination  that apportionment of liability to the Settling  Defendant is  inappropriate or that the portion or percentage of liability that any  Non-Settling  Defendant  seeks to attribute to the Settling  Defendant is  inappropriate or incorrect in any respect or manner.

         8. Without in any way  affecting  the finality of this  Settlement  Bar

Order, this Court reserves  jurisdiction over the litigation,  this action,  the

Paulson Released Claims, the RHC Released Counterclaims, the Paulson Plaintiffs,

the Settling  Defendant and all of the Non-Settling  Defendants for the purposes of enforcing and administering this Settlement Bar Order.

         9. Any finding of fact made in this  Settlement Bar Order shall also be deemed a conclusion of law, and any  conclusion  of law made in this  Settlement

Bar Order shall also be deemed a finding of fact.

         10. This Court determines that there is no just reason for delay of the entry of the Settlement Bar Order because,  inter alia, (i) this  Settlement Bar

Order  fully  disposes  of  the  claims  of  the  Paulson   Plaintiffs  and  the

Non-Settling  Defendants  against the  Settling  Defendant,  (ii) any factual or legal  issues  raised on possible  appeal from this  Settlement  Bar Order would likely be different  from those  remaining in the case against the  Non-Settling

Defendants,   (iii)  the  Paulson  Plaintiffs  would  be  harshly  and  unjustly prejudiced should this Settlement Bar Order not be entered  forthwith;  (iv) the

Settling  Defendant  would  be  harshly  and  unjustly  prejudiced  should  this

Settlement Bar Order not be made final  forthwith;  and

(v) the Contingent Value Rights Holders would be harshly and unjustly prejudiced from delay in the  disbursement  of their  portion  of the Escrow  Consideration should  this  Settlement Bar Order not be  entered  forthwith.  Accordingly, the

Court hereby  directs  entry of  this  Settlement Bar  Order as a final judgment pursuant to Rule 54(b) of the Federal Rules of Civil Procedure.

         After  due  notice  having  been  given  to  each  of the  Non-Settling

Defendants  who have been served with process in this  action,  a hearing on the

Motion  having been held,  and having  fully  considered  the Motion,  all other submissions,  motions and arguments by counsel made in connection therewith, and the pleadings, files, records and proceedings and hearings in this action, ENTRY

OF THIS ORDER IS RECOMMENDED.



IT IS SO ORDERED.


Dated: ____________, 1999

                                 -------------------------------------
                                 THE HONORABLE AUDREY B. COLLINS
                                 U.S.D.J.

Submitted by:


Dated: ____________, 1999        IRELL & MANELLA LLP
                                 Richard B. Kendall
                                 Bruce A. Wessel



                                 By:
                                     -------------------------------------------
                                     Bruce A. Wessel
                                     Attorneys for Defendant and Counterclaimant
                                     Riviera Holdings Corporation

                                 DECHERT PRICE & RHOADS
                                 Thomas F. Munno
                                 30 Rockefeller Plaza
                                 New York, New York 10112
                                 Telephone:  (212) 698-3500

Dated:  ____________, 1999       MUSICK PEELER & GARRETT LLP
                                 Joseph J. McCann, Jr.



                                 By:
                                    --------------------------------------
                                    Joseph J. McCann, Jr.
                                    Attorneys for Plaintiffs Allen
                                    E. Paulson, R&E Gaming Corp., Riviera
                                    Acquisition Sub, Inc., Elsinore
                                    Acquisition Sub, Inc.  and Carlo
                                    Corporation